Virtus Strategic Income Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated November 1, 2016 to the Summary Prospectus dated February 29, 2016, and the Virtus Alternative Solutions Trust Statutory Prospectus dated February 29, 2016, as supplemented

Important Notice to Investors

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	1.37%	1.37%	1.37%
Total Annual Fund Operating Expenses	2.42%	3.17%	2.17%
Less: Fee Waiver and/or Expense Reimbursement (c)	(1.27)%	(1.27)%	(1.27)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	1.15%	1.90%	0.90%
(b)	Estimated for current fiscal year, as annualized.

(c)	The fund’s investment adviser has contractually agreed to limit the fund's total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.15% for Class A Shares, 1.90% for Class C Shares and 0.90% for Class I Shares through March 1, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$488	$984	$1,506	$2,935
Class C	Sold	$293	$859	$1,549	$3,388
	Held	$193	$859	$1,549	$3,388
Class I	Sold or Held	$92	$557	$1,048	$2,403

In the first table in the section “More Information About Fund Expenses” on page 42 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following.

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares	Through Date
Virtus Strategic Income Fund	1.15%	1.90%	0.90%	N/A	March 1, 2017

In the second table in the section “More Information About Fund Expenses” on page 42 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following.

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus Strategic Income Fund*	1.40%	2.15%	1.15%	N/A

* Rates shown reflect prior expense reimbursement arrangements.

Investors should retain this supplement with the Prospectuses for future reference.

VAST 8034/ StratIncNewExpCap (11/16)

 Virtus Strategic Income Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated November 1, 2016 to the Statement of

Additional Information (“SAI”) dated February 29, 2016, as supplemented

Important Notice to Investors

Under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” on pages 74-76 of the fund’s SAI, the row in the second table corresponding to the funds is hereby replaced with the following:

	Class A	Class C	Class I	Class R6	Through Date
Strategic Income Fund	1.15%	1.90%	0.90%	N/A	March 1, 2017

Investors should retain this supplement with the SAI for future reference.

VAST 8034B SAI/StratIncNewExpCap (11/16)